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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 20, 2000


                       DAISYTEK INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)



DELAWARE                         0-25400                     75-2421746
(State or other                (Commission                   (I.R.S. Employer
jurisdiction of                 File Number)                 Identification
incorporation)                                               Number)


500 NORTH CENTRAL EXPRESSWAY, PLANO, TX                      75074
(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code: (972) 881-4700

                                      NONE
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

                  On June 20, 2000, Daisytek International Corporation mailed an information statement filed herewith as Exhibit 99, related to its spin-off of PFSweb, Inc. from Daisytek.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of business acquired

                  Not applicable

         (b)      Pro forma financial information

                  Not applicable

         (c)      Exhibits

                  99.  Information Statement dated June 20, 2000.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DAISYTEK INTERNATIONAL CORPORATION



Dated: June 22, 2000                By: /s/ RALPH MITCHELL
                                            Ralph Mitchell
                                            Chief Financial Officer,
                                            Executive Vice President - Finance


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                                INDEX TO EXHIBITS


EXHIBIT
  NO.                           EXHIBIT
--------                        --------
99.                     Information Statement dated June 20, 2000